CSFB03-19GIAR9 30 year 5.2's

User H): bchin

Deals Directory: /home/bchin/intexdeals -

DEC TABLES REPORT

Date:

07/14/2003 18:52:18

CMO Desk -

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA –

Deal: CSFB03-19G1AR9

Bond Name: A5

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A5	A5	A5	A5	A5
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	87.76	80.73	73.68
7/25/2005	100.00	100.00	61.00	39.43	18.38
7/25/2006	100.00	100.00	30.23	0.00	0.00
7/25/2007	100.00	100.00	8.32	0.00	0.00
7/25/2008	100.00	100.00	0.00	0.00	0.00
7/25/2009	100.00	100.00	0.00	0.00	0.00
7/25/2010	100.00	100.00	0.00	0.00	0.00
7/25/2011	100.00	100.00	0.00	0.00	0.00
7/25/2012	100.00	100.00	0.00	0.00	0.00
7/25/2013	100.00	100.00	0.00	0.00	0.00
7/25/2014	100.00	94.76	0.00	0.00	0.00
7/25/2015	100.00	85.46	0.00	0.00	0.00
7/25/2016	100.00	76.13	0.00	0.00	0.00
7/25/2017	100.00	66.90	0.00	0.00	0.00
7/25/2018	100.00	57.88	0.00	0.00	0.00
7/25/2019	100.00	49.12	0.00	0.00	0.00
7/25/2020	100.00	40.67	0.00	0.00	0.00
7/25/2021	100.00	32.57	0.00	0.00	0.00
7/25/2022	100.00	24.84	0.00	0.00	0.00
7/25/2023	100.00	17.47	0.00	0.00	0.00
7/25/2024	100.00	10.47	0.00	0.00	0.00
7/25/2025	100.00	3.84	0.00	0.00	0.00
7/25/2026	100.00	0.00	0.00	0.00	0.00
7/25/2027	89.93	0.00	0.00	0.00	0.00
7/25/2028	71.30	0.00	0.00	0.00	0.00
7/25/2029	51.49	0.00	0.00	0.00	0.00
7/25/2030	30.42	0.00	0.00	0.00	0.00
7/25/2031	8.04	0.00	0.00	0.00	0.00
12/25/2031	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

26.04

16.13

2.39

1.73

1.43

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR9 30 year 5.2's

User H): bchin

Deals Directory: /home/bchin/intexdeals -

DEC TABLES REPORT

Date:

07/14/2003 18:52:18

CMO Desk -

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA –

Deal: CSFB03-19G1AR9

Bond Name: All

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	All	All	All	All	All
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	87.76	80.73	73.68
7/25/2005	100.00	100.00	61.00	39.43	18.38
7/25/2006	100.00	100.00	30.23	0.00	0.00
7/25/2007	100.00	100.00	8.32	0.00	0.00
7/25/2008	100.00	100.00	0.00	0.00	0.00
7/25/2009	100.00	100.00	0.00	0.00	0.00
7/25/2010	100.00	100.00	0.00	0.00	0.00
7/25/2011	100.00	100.00	0.00	0.00	0.00
7/25/2012	100.00	100.00	0.00	0.00	0.00
7/25/2013	100.00	100.00	0.00	0.00	0.00
7/25/2014	100.00	94.76	0.00	0.00	0.00
7/25/2015	100.00	85.46	0.00	0.00	0.00
7/25/2016	100.00	76.13	0.00	0.00	0.00
7/25/2017	100.00	66.90	0.00	0.00	0.00
7/25/2018	100.00	57.88	0.00	0.00	0.00
7/25/2019	100.00	49.12	0.00	0.00	0.00
7/25/2020	100.00	40.67	0.00	0.00	0.00
7/25/2021	100.00	32.57	0.00	0.00	0.00
7/25/2022	100.00	24.84	0.00	0.00	0.00
7/25/2023	100.00	17.47	0.00	0.00	0.00
7/25/2024	100.00	10.47	0.00	0.00	0.00
7/25/2025	100.00	3.84	0.00	0.00	0.00
7/25/2026	100.00	0.00	0.00	0.00	0.00
7/25/2027	89.93	0.00	0.00	0.00	0.00
7/25/2028	71.30	0.00	0.00	0.00	0.00
7/25/2029	51.49	0.00	0.00	0.00	0.00
7/25/2030	30.42	0.00	0.00	0.00	0.00
7/25/2031	8.04	0.00	0.00	0.00	0.00
12/25/2031	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

26.04

16.13

2.39

1.73

1.43

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR9 30 year 5.2's

User H): bchin

Deals Directory: /home/bchin/intexdeals -

DEC TABLES REPORT

Date:

07/14/2003 18:52:18

CMO Desk -

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA –

Deal: CSFB03-19G1AR9

Bond Name: A17

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A17	A17	A17	A17	A17
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	87.76	80.73	73.68
7/25/2005	100.00	100.00	61.00	39.43	18.38
7/25/2006	100.00	100.00	30.23	0.00	0.00
7/25/2007	100.00	100.00	8.32	0.00	0.00
7/25/2008	100.00	100.00	0.00	0.00	0.00
7/25/2009	100.00	100.00	0.00	0.00	0.00
7/25/2010	100.00	100.00	0.00	0.00	0.00
7/25/2011	100.00	100.00	0.00	0.00	0.00
7/25/2012	100.00	100.00	0.00	0.00	0.00
7/25/2013	100.00	100.00	0.00	0.00	0.00
7/25/2014	100.00	94.76	0.00	0.00	0.00
7/25/2015	100.00	85.46	0.00	0.00	0.00
7/25/2016	100.00	76.13	0.00	0.00	0.00
7/25/2017	100.00	66.90	0.00	0.00	0.00
7/25/2018	100.00	57.88	0.00	0.00	0.00
7/25/2019	100.00	49.12	0.00	0.00	0.00
7/25/2020	100.00	40.67	0.00	0.00	0.00
7/25/2021	100.00	32.57	0.00	0.00	0.00
7/25/2022	100.00	24.84	0.00	0.00	0.00
7/25/2023	100.00	17.47	0.00	0.00	0.00
7/25/2024	100.00	10.47	0.00	0.00	0.00
7/25/2025	100.00	3.84	0.00	0.00	0.00
7/25/2026	100.00	0.00	0.00	0.00	0.00
7/25/2027	89.93	0.00	0.00	0.00	0.00
7/25/2028	71.30	0.00	0.00	0.00	0.00
7/25/2029	51.49	0.00	0.00	0.00	0.00
7/25/2030	30.42	0.00	0.00	0.00	0.00
7/25/2031	8.04	0.00	0.00	0.00	0.00
12/25/2031	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

26.04

16.13

2.39

1.73

1.43

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR9 30 year 5.2's

User H): bchin

Deals Directory: /home/bchin/intexdeals -

DEC TABLES REPORT

Date:

07/14/2003 18:52:18

CMO Desk -

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA –

Deal: CSFB03-19G1AR9

Bond Name: A16

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A16	A16	A16	A16	A16
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	87.76	80.73	73.68
7/25/2005	100.00	100.00	61.00	39.43	18.38
7/25/2006	100.00	100.00	30.23	0.00	0.00
7/25/2007	100.00	100.00	8.32	0.00	0.00
7/25/2008	100.00	100.00	0.00	0.00	0.00
7/25/2009	100.00	100.00	0.00	0.00	0.00
7/25/2010	100.00	100.00	0.00	0.00	0.00
7/25/2011	100.00	100.00	0.00	0.00	0.00
7/25/2012	100.00	100.00	0.00	0.00	0.00
7/25/2013	100.00	100.00	0.00	0.00	0.00
7/25/2014	100.00	94.76	0.00	0.00	0.00
7/25/2015	100.00	85.46	0.00	0.00	0.00
7/25/2016	100.00	76.13	0.00	0.00	0.00
7/25/2017	100.00	66.90	0.00	0.00	0.00
7/25/2018	100.00	57.88	0.00	0.00	0.00
7/25/2019	100.00	49.12	0.00	0.00	0.00
7/25/2020	100.00	40.67	0.00	0.00	0.00
7/25/2021	100.00	32.57	0.00	0.00	0.00
7/25/2022	100.00	24.84	0.00	0.00	0.00
7/25/2023	100.00	17.47	0.00	0.00	0.00
7/25/2024	100.00	10.47	0.00	0.00	0.00
7/25/2025	100.00	3.84	0.00	0.00	0.00
7/25/2026	100.00	0.00	0.00	0.00	0.00
7/25/2027	89.93	0.00	0.00	0.00	0.00
7/25/2028	71.30	0.00	0.00	0.00	0.00
7/25/2029	51.49	0.00	0.00	0.00	0.00
7/25/2030	30.42	0.00	0.00	0.00	0.00
7/25/2031	8.04	0.00	0.00	0.00	0.00
12/25/2031	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

26.04

16.13

2.39

1.73

1.43

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR9 30 year 5.2's

User H): bchin

Deals Directory: /home/bchin/intexdeals -

DEC TABLES REPORT

Date:

07/14/2003 18:52:18

CMO Desk -

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA –

Deal: CSFB03-19G1AR9

Bond Name: A8

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A8	A8	A8	A8	A8
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	87.76	80.73	73.68
7/25/2005	100.00	100.00	61.00	39.43	18.38
7/25/2006	100.00	100.00	30.23	0.00	0.00
7/25/2007	100.00	100.00	8.32	0.00	0.00
7/25/2008	100.00	100.00	0.00	0.00	0.00
7/25/2009	100.00	100.00	0.00	0.00	0.00
7/25/2010	100.00	100.00	0.00	0.00	0.00
7/25/2011	100.00	100.00	0.00	0.00	0.00
7/25/2012	100.00	100.00	0.00	0.00	0.00
7/25/2013	100.00	100.00	0.00	0.00	0.00
7/25/2014	100.00	94.76	0.00	0.00	0.00
7/25/2015	100.00	85.46	0.00	0.00	0.00
7/25/2016	100.00	76.13	0.00	0.00	0.00
7/25/2017	100.00	66.90	0.00	0.00	0.00
7/25/2018	100.00	57.88	0.00	0.00	0.00
7/25/2019	100.00	49.12	0.00	0.00	0.00
7/25/2020	100.00	40.67	0.00	0.00	0.00
7/25/2021	100.00	32.57	0.00	0.00	0.00
7/25/2022	100.00	24.84	0.00	0.00	0.00
7/25/2023	100.00	17.47	0.00	0.00	0.00
7/25/2024	100.00	10.47	0.00	0.00	0.00
7/25/2025	100.00	3.84	0.00	0.00	0.00
7/25/2026	100.00	0.00	0.00	0.00	0.00
7/25/2027	89.93	0.00	0.00	0.00	0.00
7/25/2028	71.30	0.00	0.00	0.00	0.00
7/25/2029	51.49	0.00	0.00	0.00	0.00
7/25/2030	30.42	0.00	0.00	0.00	0.00
7/25/2031	8.04	0.00	0.00	0.00	0.00
12/25/2031	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

26.04

16.13

2.39

1.73

1.43

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR9 30 year 5.2's

User H): bchin

Deals Directory: /home/bchin/intexdeals -

DEC TABLES REPORT

Date:

07/14/2003 18:52:18

CMO Desk -

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA –

Deal: CSFB03-19G1AR9

Bond Name: A6

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A6	A6	A6	A6	A6
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	62.14	0.00
7/25/2007	100.00	100.00	100.00	0.00	0.00
7/25/2008	100.00	100.00	58.40	0.00	0.00
7/25/2009	100.00	100.00	11.84	0.00	0.00
7/25/2010	100.00	100.00	0.00	0.00	0.00
7/25/2011	100.00	100.00	0.00	0.00	0.00
7/25/2012	100.00	100.00	0.00	0.00	0.00
7/25/2013	100.00	100.00	0.00	0.00	0.00
7/25/2014	100.00	100.00	0.00	0.00	0.00
7/25/2015	100.00	100.00	0.00	0.00	0.00
7/25/2016	100.00	100.00	0.00	0.00	0.00
7/25/2017	100.00	100.00	0.00	0.00	0.00
7/25/2018	100.00	100.00	0.00	0.00	0.00
7/25/2019	100.00	100.00	0.00	0.00	0.00
7/25/2020	100.00	100.00	0.00	0.00	0.00
7/25/2021	100.00	100.00	0.00	0.00	0.00
7/25/2022	100.00	100.00	0.00	0.00	0.00
7/25/2023	100.00	100.00	0.00	0.00	0.00
7/25/2024	100.00	100.00	0.00	0.00	0.00
7/25/2025	100.00	100.00	0.00	0.00	0.00
7/25/2026	100.00	83.35	0.00	0.00	0.00
7/25/2027	100.00	42.78	0.00	0.00	0.00
7/25/2028	100.00	4.51	0.00	0.00	0.00
7/25/2029	100.00	0.00	0.00	0.00	0.00
7/25/2030	100.00	0.00	0.00	0.00	0.00
7/25/2031	100.00	0.00	0.00	0.00	0.00
7/25/2032	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

28.68

23.86

5.28

3.08

2.43

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR9 30 year 5.2's

User H): bchin

Deals Directory: /home/bchin/intexdeals -

DEC TABLES REPORT

Date:

07/14/2003 18:52:18

CMO Desk -

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA –

Deal: CSFB03-19G1AR9

Bond Name: A7

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A7	A7	A7	A7	A7
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	100.00	0.00
7/25/2007	100.00	100.00	100.00	9.77	0.00
7/25/2008	100.00	100.00	100.00	0.00	0.00
7/25/2009	100.00	100.00	100.00	0.00	0.00
7/25/2010	100.00	100.00	97.02	0.00	0.00
7/25/2011	100.00	100.00	86.16	0.00	0.00
7/25/2012	100.00	100.00	74.27	0.00	0.00
7/25/2013	100.00	100.00	62.83	0.00	0.00
7/25/2014	100.00	100.00	52.77	0.00	0.00
7/25/2015	100.00	100.00	44.02	0.00	0.00
7/25/2016	100.00	100.00	36.48	0.00	0.00
7/25/2017	100.00	100.00	30.03	0.00	0.00
7/25/2018	100.00	100.00	24.56	0.00	0.00
7/25/2019	100.00	100.00	19.95	0.00	0.00
7/25/2020	100.00	100.00	16.09	0.00	0.00
7/25/2021	100.00	100.00	12.87	0.00	0.00
7/25/2022	100.00	100.00	10.21	0.00	0.00
7/25/2023	100.00	100.00	8.01	0.00	0.00
7/25/2024	100.00	100.00	6.22	0.00	0.00
7/25/2025	100.00	100.00	4.76	0.00	0.00
7/25/2026	100.00	100.00	3.58	0.00	0.00
7/25/2027	100.00	100.00	2.63	0.00	0.00
7/25/2028	100.00	100.00	1.88	0.00	0.00
7/25/2029	100.00	79.12	1.28	0.00	0.00
7/25/2030	100.00	56.66	0.81	0.00	0.00
7/25/2031	100.00	35.52	0.45	0.00	0.00
7/25/2032	94.88	15.65	0.18	0.00	0.00
5/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

29.42

27.39

12.50

3.68

2.76

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR9 30 year 5.2's

User H): bchin

Deals Directory: /home/bchin/intexdeals -

DEC TABLES REPORT

Date:

07/14/2003 18:52:18

CMO Desk -

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA –

Deal: CSFB03-19G1AR9

Bond Name: A4

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	A4	A4	A4	A4	A4
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	100.00	100.00	100.00	100.00	100.00
7/25/2005	100.00	100.00	100.00	100.00	100.00
7/25/2006	100.00	100.00	100.00	100.00	100.00
7/25/2007	100.00	100.00	100.00	100.00	100.00
7/25/2008	100.00	100.00	100.00	100.00	100.00
7/25/2009	98.20	96.39	92.55	90.50	88.33
7/25/2010	96.28	92.21	83.86	79.57	75.19
7/25/2011	94.25	86.98	72.90	66.11	59.50
7/25/2012	92.09	80.88	60.79	51.89	40.59
7/25/2013	89.80	74.14	48.61	38.46	27.70
7/25/2014	87.37	67.80	38.78	28.44	18.87
7/25/2015	84.79	61.85	30.86	20.97	12.82
7/25/2016	82.05	56.26	24.49	15.42	8.68
7/25/2017	79.14	51.01	19.37	11.31	5.86
7/25/2018	76.05	46.08	15.26	8.26	3.94
7/25/2019	72.77	41.44	11.97	6.00	2.64
7/25/2020	69.28	37.09	9.35	4.35	1.76
7/25/2021	65.58	33.00	7.26	3.13	1.17
7/25/2022	61.66	29.17	5.59	2.23	0.77
7/25/2023	57.49	25.56	4.28	1.58	0.50
7/25/2024	53.07	22.18	3.24	1.11	0.32
7/25/2025	48.37	19.00	2.42	0.77	0.21
7/25/2026	43.38	16.02	1.78	0.52	0.13
7/25/2027	38.08	13.22	1.28	0.35	0.08
7/25/2028	32.46	10.59	0.90	0.23	0.05
7/25/2029	26.49	8.13	0.60	0.14	0.03
7/25/2030	20.16	5.81	0.37	0.08	0.01
7/25/2031	13.43	3.64	0.20	0.04	0.01
7/25/2032	6.29	1.60	0.08	0.01
5/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

20.41

15.32

10.88

9.82

9.00

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19GIAR9 30 year 5.2's

User H): bchin

Deals Directory: /home/bchin/intexdeals -

DEC TABLES REPORT

Date:

07/14/2003 18:52:18

CMO Desk -

Settlement Date: 7/31/2003 WHOLE 30 year WAC: 6.00 WAM: 358.00 Pricing Speed: 300 PSA –

Deal: CSFB03-19G1AR9

Bond Name: Sub

Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	Sub	Sub	Sub	Sub	Sub
7/31/2003	100.00	100.00	100.00	100.00	100.00
7/25/2004	98.76	98.76	98.76	98.76	98.76
7/25/2005	97.44	97.44	97.44	97.44	97.44
7/25/2006	96.04	96.04	96.04	96.04	96.04
7/25/2007	94.55	94.55	94.55	94.55	94.55
7/25/2008	92.97	92.97	92.97	92.97	92.97
7/25/2009	91.29	89.62	86.05	84.13	82.12
7/25/2010	89.51	85.73	77.96	73.97	69.90
7/25/2011	87.63	80.86	67.78	61.46	55.31
7/25/2012	85.62	75.20	56.52	48.24	40.67
7/25/2013	83.49	68.93	45.19	35.75	27.76
7/25/2014	81.23	63.04	36.05	26.44	18.90
7/25/2015	78.83	57.50	28.69	19.50	12.84
7/25/2016	76.28	52.30	22.77	14.34	8.70
7/25/2017	73.57	47.42	18.01	10.51	5.87
7/25/2018	70.70	42.84	14.19	7.68	3.95
7/25/2019	67.65	38.53	11.13	5.58	2.65
7/25/2020	64.41	34.48	8.69	4.04	1.76
7/25/2021	60.97	30.68	6.75	2.91	1.17
7/25/2022	57.32	27.12	5.20	2.08	0.77
7/25/2023	53.45	23.77	3.98	1.47	0.50
7/25/2024	49.34	20.62	3.01	1.03	0.32
7/25/2025	44.97	17.67	2.25	0.72	0.21
7/25/2026	40.33	14.90	1.65	0.49	0.13
7/25/2027	35.41	12.29	1.19	0.33	0.08
7/25/2028	30.18	9.85	0.83	0.21	0.05
7/25/2029	24.63	7.56	0.56	0.13	0.03
7/25/2030	18.74	5.40	0.35	0.08	0.01
7/25/2031	12.49	3.38	0.19	0.04	0.01
7/25/2032	5.85	1.49	0.07	0.01
5/25/2033	0.00	0.00	0.00	0.00	0.00

Ave Life (Yrs)

19.16

14.43

10.30

9.32

8.64

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.